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                       NOTICE OF GUARANTEED DELIVERY FOR

                              PILLOWTEX CORP. LOGO

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Pillowtex Corporation (the "Company") made pursuant to the
Prospectus, dated February   , 1998 (the "Prospectus"), if certificates for
Series A Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m, New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail, overnight courier or hand delivery to Norwest Bank Minnesota, National Association (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Series A Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                  Deliver to:

          NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, EXCHANGE AGENT

 By Registered or Certified Mail:    By Hand or Overnight Delivery:           By Hand Delivery:
   Norwest Bank Minnesota, N.A.       Norwest Bank Minnesota, N.A.       Norwest Bank Minnesota, N.A.
    Corporate Trust Operations          Corporate Trust Services           Northstar East Building
          P.O. Box 1517                Sixth and Marquette Avenue       608 Second Avenue South, 12th
    Minneapolis, MN 55480-1517         Minneapolis, MN 55479-0113                   Floor
                                                                           Corporate Trust Services
                                                                               Minneapolis, MN

                         Facsimile Transmission Number:
                        (For Eligible Institutions Only)
                                 (612) 667-4927

                          Confirm Receipt of Facsimile
                                 by Telephone:
                                 (612) 667-9764

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Series A Notes set forth below, pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed
Delivery Procedures" section of the Prospectus. By so tendering, the undersigned hereby does make, at and as of the date hereof, the representations and warranties of a tendering Holder of Series A Notes set forth in the Letter of Transmittal.

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
Principal Amount of Series A Notes Tendered:           If Series A Notes will be delivered by
------------------------------------------------       book-entry transfer to the Depository Trust
Certificate Nos. (if available):                       Company, provide account number:
------------------------------------------------       DTC Account Number:
Total Principal Amount Represented by Series A         ---------------------------------
  Notes Certificate(s):
------------------------------------------------
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

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED
HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS,
AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

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
------------------------------------------------------------  ------------------------------------------------
                                                                                   (Date)

------------------------------------------------------------  ------------------------------------------------
Signature(s) of Registered Holder(s) or Authorized Signatory                       (Date)

Area Code and Telephone Number:
------------------------------------------------------

     Must be signed by the Holder(s) of Series A Notes as their name(s) appear(s) on certificates for Series A Notes or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below:

                      (Please print name(s) and addresses)

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
Name(s):   ------------------------------------------------------------
           ------------------------------------------------------------
                                  (Please Print)
Capacity:  ------------------------------------------------------------

Address:   ------------------------------------------------------------
           ------------------------------------------------------------
                                (Include Zip Code)

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

                                   GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Series A Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Series A Notes into the Exchange Agent's account at DTC pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within three New York Stock Exchange trading days after the Expiration Date.

                      Name of Firm                                          Authorized Signature
                        Address                                                    Title
                                                                                   Name:
                        Zip Code                                           (Please Type or Print)

              Area Code and Telephone No.:                                         Dated:

NOTE: DO NOT SEND CERTIFICATES FOR SERIES A NOTES WITH THIS FORM. CERTIFICATES FOR SERIES A NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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